Supplement dated September 28, 2005
to the

Buffalo Funds® Prospectus

Buffalo Balanced Fund
Buffalo High Yield Fund
Buffalo Large Cap Fund
Buffalo Micro Cap Fund
Buffalo Mid Cap Fund
Buffalo Small Cap Fund
Buffalo Science & Technology Fund
Buffalo USA Global Fund

The disclosure in the section entitled “Additional Policies About Transactions - Redemption Fee” on page 23 of the Funds’ Prospectus is amended to read as follows:

Redemption Fee - If shares of the Buffalo High Yield, Buffalo Micro Cap or Buffalo Small Cap Funds are sold or exchanged within 180 days of their purchase, or if shares of the Buffalo Balanced, Buffalo Large Cap, Buffalo Mid Cap, Buffalo Science & Technology or Buffalo USA Global Funds are sold or exchanged within 60 days of their purchase, a redemption fee of 2.00% of the value of the shares sold or exchanged will be assessed. The Fund will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or to shares held through 401(k) or other retirement plans. The redemption fee is retained by the Fund to help pay transaction and tax costs that long-term investors may bear when the Fund incurs brokerage or other transaction expenses and/or realizes capital gains as a result of selling securities to meet investor redemptions.

Fund shareholders are subject to this 2.00% short-term trading redemption fee whether they are direct shareholders or invest indirectly through a financial intermediary such as a broker-dealer, a bank, or an investment advisor. Currently, the Funds are limited in their ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies or is not able to impose or collect the fee, or omits to collect the fee at the time of redemption, the Fund will not receive the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know whether a redemption fee is applicable or the identity of the customer(s) who should pay the redemption fee.

Please retain this supplement with your Prospectus.